SUPPLIER AGREEMENT	6 Months Ended
Jun. 30, 2023
Supplier Agreement
SUPPLIER AGREEMENT

Note 12 – SUPPLIER AGREEMENT

On May 9, 2023, Ioneer Rhyolite Ridge LLC (“Seller”), an emerging lithium-boron producer, and the Company announced a commercial offtake agreement partnership whereby the Seller is developing the Rhyolite Ridge Project which, once completed, is expected to produce lithium carbonate, and boric acid (the “Project”). Beginning on the supply start date which is the date the Seller notifies the Company that the project is fully completed and commissioned in accordance with the engineering, procurement and construction contract, and for the duration of the supply period, the Company shall purchase and receive product from Seller, on the terms and conditions of the agreement. The agreement calls for a minimum annual purchase requirement. The agreement becomes effective when the seller has informed the Company that the seller has made a positive financial investment decision in respect of the project.